Exhibit 23.1



                     [ROTHSTEIN, KASS & COMPANY, P.C. LOGO]



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the use in this Registration Statement on Form SB-2 of our report dated March 17, 2004, relating to the consoidated financial statements of Stronghold Technologies, Inc. and Subsidiary, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                             /s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
September 22, 2004